Exhibit 10.1

EXTENSION AGREEMENT

Bank of America, N.A.,
as Administrative Agent
under the Five-Year Credit Agreement referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective October 9, 2017, the Commitment Termination Date under the Five-Year Credit Agreement dated as of October 9, 2015 (as amended from time to time, the “Five-Year Credit Agreement”) among, inter alios, Lockheed Martin Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for one year to October 9, 2022. Terms defined in the Five-Year Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York.

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AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By: /s/ Robert Grillo
Name: Robert Grillo
Title: Director

BANK OF AMERICA, N.A.
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD
By: /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

BARCLAYS BANK PLC
By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

CITIBANK, N.A.
By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Lockheed – Extension Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By: /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

CREDIT INDUSTRIEL ET COMMERCIAL
By: /s/ Nicolas Regent
Name: Nicolas Regent
Title: VP, Corporate Banking

By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: MD, Corporate Finance

GOLDMAN SACHS BANK USA
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.
By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

LLOYDS BANK PLC
By: /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President Transaction Execution Category A P003

By: /s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President W004

[Lockheed – Extension Agreement]

MIZUHO BANK, LTD.
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY
By: /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

RIYAD BANK, HOUSTON AGENCY
By: /s/ Tim Hartnett
Name: Tim Hartnett
Title: Vice President & Administrative Officer

By: /s/ Manny Cafeo
Name: Manny Cafeo
Title: Operations Manager

ROYAL BANK OF CANADA
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Managing Director

STATE STREET BANK AND TRUST COMPANY
By: /s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

[Lockheed – Extension Agreement]

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

TORONTO DOMINION (NEW YORK) LLC
By: /s/ Pradeep Mehra
Name: Pradeep Mehra
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Jonathan F. Lindvall
Name: Jonathan F. Lindvall
Title: Senior Vice President

UNICREDIT BANK AG, NEW YORK BRANCH
By: /s/ Filippo Pappalardo
Name: Filippo Pappalardo
Title: Managing Director

By: /s/ Peter Daugavietis
Name: Peter Daugavietis
Title: Associate Director

WELLS FARGO BANK, N.A.
By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

[Lockheed – Extension Agreement]

Agreed and accepted:

LOCKHEED MARTIN CORPORATION
By: /s/ John W. Mollard
Name: John W. Mollard
Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Kyle D. Harding
Name: Kyle D. Harding
Title: Assistant Vice President

[Lockheed – Extension Agreement]